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                                                                       EXHIBIT 4

                       FORM OF COMMON STOCK CERTIFICATE


NUMBER                                                                   SHARES
CFM

                            CFM TECHNOLOGIES, INC.
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK                                                   CUSIP 12525K 10 6
WITHOUT PAR VALUE


     THIS CERTIFIES THAT



     is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES, WITHOUT PAR VALUE, OF THE COMMON STOCK OF CFM TECHNOLOGIES, INC. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

     The Company will furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class authorized to be issued.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officers by use of their facsimile signatures and its facsimile seal to be hereunto affixed.

     Dated

     Lorin J. Randall                                  Roger A. Carolin
     Secretary of the Company                          President of the Company

Countersigned
     AMERICAN STOCK TRANSFER & TRUST COMPANY
               (New York, NY)      Transfer Agent,
By

                                   Authorized Signature


[corporate seal appears here]
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - _________ Custodian __________ under Uniform Gifts to Minors
                     (Cust)               (Minor)
Act __________________
         (State)

Additional abbreviations may also be used though not in the above list.


     For value received, _______________ hereby sell, assign and transfer unto
________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
Please print or typewrite name and address (including postal zip code) of assignee
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________ Shares of the Common
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.


Dated,____________________


                                             ___________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.